SEI DAILY INCOME TRUST

Money Market Fund
Prime Obligation Fund
(each, a "Fund" and together, the "Funds")

Supplement Dated February 12, 2016
to the Class A Shares Prospectus dated May 31, 2015 and Statement of Additional Information
("SAI") dated May 31, 2015

This Supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and SAI, and should be read in conjunction with such Prospectus and SAI.

Liquidation of the Money Market and Prime Obligation Funds

At a meeting of the Board of Trustees (the "Board") of SEI Daily Income Trust (the "Trust") held on January 27, 2016, the Board approved the closing and liquidation of the Funds, each a portfolio of the Trust.

The U.S. Securities and Exchange Commission recently adopted amendments to the rules that govern money market funds, several key provisions of which are scheduled to go into effect later in 2016. These amendments will substantially change the way in which many money market funds operate and accordingly have resulted (and likely will continue to result) in significant changes to the money market fund industry as a whole. In general, any money market fund that does not limit its investors to natural persons and does not limit its investment portfolio to government securities (and equivalent instruments) will be required to incur significant compliance and operational costs. This changing regulatory environment was one of several factors that led SEI Investments Management Corporation ("SIMC"), the Funds' adviser, to recommend to the Board of the Trust that the Funds be closed and their portfolios be liquidated.

Accordingly, each Fund is commencing the orderly liquidation and distribution of its portfolio pursuant to a plan of liquidation approved by the Board. Each shareholder will receive its pro rata portion of the applicable Fund's liquidation proceeds. It is currently expected that the liquidation proceeds of the Money Market Fund will be distributed to shareholders on or about June 24, 2016 and that the liquidation proceeds of the Prime Obligation Fund will be distributed to shareholders on or about July 22, 2016.

In anticipation of the Funds closing, each Fund will convert all or substantially all of its assets to cash or cash equivalents. Therefore, each Fund may not be managed in accordance with its stated investment strategy going forward, pending the distribution of the liquidation proceeds.

SIMC will be available to consult with the current shareholders of the Funds regarding alternative investments.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-999 (2/16)